EXHIBIT 1
JOINT FILING AGREEMENT
          In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock of Phillips-Van Heusen Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.
          The undersigned further agrees that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.
          This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.
     In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 17th day of May, 2010.

TOMMY HILFIGER HOLDING S.À.R.L.
By:	/s/ Frank Ehmer
Name:
Title:

By:	/s/ Michael Phillips
Name:
Title:

NOVA LIQUIDATOR LTD
By:	/s/ Jean Steffen
Name:
Title:

APAX WW NOMINEES LTD., AS NOMINEE FOR APAX EUROPE VI — A, L.P. AND APAX EUROPE VI — 1, L.P. FOR AND ON BEHALF OF APAX PARTNERS EUROPE MANAGERS LTD, AS MANAGER OF APAX EUROPE VI — A, L.P.
By:	/s/ Peter Englander
Name:
Title:

By:	/s/ Paul Fitzsimons
Name:
Title:

FOR AND ON BEHALF OF APAX PARTNERS EUROPE MANAGERS LTD, AS MANAGER OF APAX EUROPE VI — 1, L.P.
By:	/s/ Peter Englander
Name:
Title:

By:	/s/ Paul Fitzsimons
Name:
Title:

APAX EUROPE VI GP L.P. INC.
By:	APAX EUROPE VI GP CO. LIMITED, its general partner

By:	/s/ A W Guille
Name:
Title:

APAX EUROPE VI GP CO. LIMITED
By:	/s/ A W Guille
Name:
Title:

APAX PARTNERS EUROPE MANAGERS LTD
By:	/s/ Peter Englander
Name:
Title:

By:	/s/ Paul Fitzsimons
Name:
Title:

APAX US VII, L.P.
By:	APAX US VII GP, L.P., its general partner

By:	APAX US VII GP, LTD., its general partner

By:	/s/ Christian Stahl
Name:
Title:

APAX US VII GP, L.P.
By:	APAX US VII GP, LTD., its general partner

By:	/s/ Christian Stahl
Name:
Title:

APAX US VII GP, LTD.
By:	/s/ Christian Stahl
Name:
Title:

JOHN F. MEGRUE
By:	/s/ John F. Megrue